Jody M. Walker
Attorney At Law
7841 South Garfield Way
Tel: 303-850-7637          Centennial, CO 80122     Fax:  303-482-2731


November 4, 2008

Evan S. Jacobson
Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549-3561

RE:   Excel Global, Inc.
      Post Effective Amendment 1 to Registration Statement on Form S-1 Filed April 25, 2008
      File No. 333-150462

Dear Mr. Jacobson:

The filing of this post-effective amendment is made to accurately reflect the prior reduction in the price of the common shares disclosed in the prospectus filed on May 19, 2008 pursuant to Rule 424(b)(2) and to accurately reflect the total common shares registered for sale. Additionally, through a clerical accounting error, the registrant sold approximately 31,000 common shares or three percent more than the maximum offering amount of 1,000,000 common shares.

Management understands the seriousness of this error and has offered rescission to the shareholder whose purchase resulted in the overage. Mr. Murray Friedman purchased a total of 200,000 common shares. Mr. Friedman declined the rescission. His address is 130 Central Avenue, Lawrence, New York 11559 and his telephone number is 516-680-4075.

Please do not hesitate to contact me if you require further information or documentation regarding the above.

Very truly yours,

/s/Jody M. Walker
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Jody M. Walker